                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
U.S. Audiotex Corporation:

   We consent to the use of the form of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                             KPMG LLP

San Francisco, California
September 17, 1999